Microsoft Word 10.0.6754;SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report:  June 8, 2005

Fidelis Energy, Inc.
(Formerly known as Eagle Star Energy Group, Inc.)
A Nevada corporation

Commission File No. 0000-33499

16-1599721 (I.R.S. Employer Identification Number)

2980 N. Swan Rd., Suite 207, Tucson, AZ 85712
(Address of principal executive offices)

Registrant's telephone number, including area code:
(520)319-6100



















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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(b) Jeff Paro, Julianne DeGrendele and Frank N. Anjakos,III have resigned from there positions as Directors of the Company effective June 8, 2005.






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


           Signature and Title                    Date

                                                  June 8, 2005
/s/ William Marshall
--------------------------------------
William Marshall
President & Chairman of the Board